SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 8, 2000



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits
                 --------

Exhibit          Description
-------          -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on November 8, 2000.



ITEM 9.   REGULATION FD DISCLOSURE

         A slide show presentation will be given by Maverick Tube Corporation during meetings with various potential lenders and certain individual and institutional investors. The meetings will begin on November 8, 2000. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 8, 2000


                                      MAVERICK TUBE CORPORATION


                                      By: /s/ Pamela G. Boone
                                          --------------------------------------
                                          Pamela G. Boone
                                          Controller and Assistant Secretary


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

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on November 8, 2000.